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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     November 9, 2001


                                 Eurotech, Ltd.
             (Exact name of registrant as specified in its charter)

   District of Columbia               000-22129               33-0662435
-------------------------             ---------             --------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)          Identification No.)


                           10306 Eaton Place, Suite 220
                           Fairfax, Virginia                  22030
                  ----------------------------------------------------
                  (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code   (703) 352-4399
                                                     ---------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

RESCHEDULING OF ANNUAL SHAREHOLDERS' MEETING

         As a consequence of the tragic terrorist attacks in New York City and Washington, D.C. and the extra expenses related to relocating the meeting, we have reviewed the prudence of holding an annual shareholders' meeting as scheduled on November 30, 2001. We had scheduled this meeting to be held in New York City at the American Stock Exchange (AMEX). After the attacks, we consulted the AMEX regarding the closure of its building, as well as alternate dates and locations, travel, safety and security. In an attempt to stay on schedule, we then made backup plans and selected another site for our meeting in the Washington, D.C. metro area. Since then, the bioterrorism and subsequent terrorist threat warnings have given us cause for continued concern regarding travel to and security at our primary and secondary meeting locations in New York City and Washington, D.C. Accordingly, we asked the AMEX for an extension of our annual meeting to early 2002. On October 31, 2001, the AMEX approved an extension of our shareholders' meeting to a date not later than March 31, 2002.

         We are currently planning to hold the annual shareholders' meeting in late March 2002. Because of increased security requirements, the AMEX is unable to permit listed companies to hold annual shareholder meetings on its premises until further notice. We are notifying our shareholders through this Form 8-K, our 10-Q for the Third Quarter 2001 (to be filed with the SEC by November 14, 2001), a letter to our shareholders from our Chairman and President/CEO (Exhibit 99.3), and a press release (Exhibit 99.4). We have selected March 29, 2002 as the date for our Annual Shareholders' Meeting and a record date of February 8, 2002. The meeting will be held in the Washington, D.C. metro area; the exact location is being finalized and will be announced later.

CHAIRMAN'S UPDATE LETTER

         Because of the postponement of our shareholders' meeting until March 29, 2002, our Chairman wishes to provide his update to the shareholders (Exhibit 99.5). This is meant to provide information for our shareholders until we promulgate our proxy prior to the March 2002 Annual Shareholders' Meeting.

ITEM 7.  EXHIBITS

         99.3 Letter to Shareholders from Chairman and President/CEO dated November 9, 2001

         99.4 Press release, dated November 12, 2001, issued by the registrant

         99.5 Update Letter to Shareholders from Chairman and President/CEO dated November 12, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              EUROTECH  LTD.


November 13, 2001                                    By: /s/ Don Hahnfeldt
                                                         -----------------------
                                                         Don V. Hahnfeldt
                                                         President & CEO


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